UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A
(Amendment No. 1)
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 10, 2023

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	USNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2023, USANA Health Sciences, Inc. (the “Company” or “USANA”) filed a Current Report on Form 8-K (the “Initial 8-K) announcing that (i) its Board of Directors (the “Board”) appointed Jim Brown as the Company’s Chief Executive Officer effective July 1, 2023 (the “Effective Date”), and (ii) Mr. Brown will succeed Kevin Guest, who will transition to Executive Chairman of the Company on the Effective Date.  At the time of the Initial 8-K, the Compensation Committee of the Board (the “Compensation Committee”) had not determined the compensation arrangements for Mr. Brown or Mr. Guest in their new respective positions.  In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Amendment No. 1 to the Initial 8-K (“Amendment No. 1”) to provide information regarding the compensation arrangements for Mr. Brown and Mr. Guest in their new positions.  These changes, as described below, were approved by the Compensation Committee on May 10, 2023.

Beginning on the Effective Date, Mr. Brown’s annual base salary, as Chief Executive Officer, will be increased from $627,000 to $800,000 and will be reviewed going forward by the Compensation Committee.  Mr. Brown will also continue to be eligible to participate in the Company’s Executive Bonus Plan with target bonus compensation in the amount of 100% of his base salary.  Mr. Brown will also continue to (i) be eligible to receive equity grants under the Company’s 2015 Equity Incentive Award Plan, (ii) participate in the Company’s 401K plan, and (iii) receive medical and other benefits coverage, which are generally available to the Company’s other employees.

Beginning on the Effective Date, Mr. Guest’s annual base salary, as Executive Chair, will be reduced from $945,000 to $750,000 and will be reviewed going forward by the Compensation Committee.  Mr. Guest will also continue to be eligible to participate in the Company’s Executive Bonus Plan with target bonus compensation in the amount of 50% of his base salary.  Mr. Guest will also continue to (i) be eligible to receive equity grants under the Company’s 2015 Equity Incentive Award Plan, (ii) participate in the Company’s 401K plan, and (iii) receive medical and other benefits coverage, which are generally available to the Company’s other employees.

Except as expressly set forth herein, this Amendment No. 1 does not amend the Initial 8-K in any way and does not modify or update any other disclosures contained in the Initial 8-K. This Amendment No. 1 supplements the Initial 8-K and should be read in conjunction with the Initial 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date:  May 12, 2023